UNITED STATES

SECURITIES EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 7, 2005

INTELLIGENT MOTOR CARS GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-88952	74-3022293
(State or other jurisdiction of incorporation or organization)	File Number	(I.R.S. Employer Identification No.)

1600 W. Sunrise Blvd.

Fort Lauderdale, Florida  33311

(Address of principal executive offices)(Zip Code)

Registrant's telephone number  (954) 462-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

On January 7, 2005, the Registrant’s Board of Directors authorized a 7 for 1 forward split of the Registrant’s issued and outstanding common stock to shareholders of record on January 20, 2005.  The effective date of the forward split will be January 24, 2005.  On January 11, 2005, the Registrant issued a press release announcing the forward split.  The press release is attached hereto as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Press release dated January 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2005

INTELLIGENT MOTOR CARS GROUP, INC.

By:	/s/ GERALD SCALZO
Gerald Scalzo, CEO

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